Summit Therapeutics Q1 2025 Earnings Call May 1, 2025 4:30pm ET

Forward Looking Statement Any statements in this presentation about the Company’s future expectations, plans and prospects, including but not limited to, statements about the clinical and preclinical development of the Company’s product candidates, entry into and actions related to the Company’s partnership with Akeso Inc., the Company’s anticipated spending and cash runway, the therapeutic potential of the Company’s product candidates, the potential commercialization of the Company’s product candidates, the timing of initiation, completion and availability of data from clinical trials, the potential submission of applications for marketing approvals, potential acquisitions, statements about the previously disclosed At-The-Market equity offering program (“ATM Program”), the expected proceeds and uses thereof, and other statements containing the words "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "target," "would," and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the results of our evaluation of the underlying data in connection with the development and commercialization activities for ivonescimab, the outcome of discussions with regulatory authorities, including the Food and Drug Administration, the uncertainties inherent in the initiation of future clinical trials, availability and timing of data from ongoing and future clinical trials, the results of such trials, and their success, and global public health crises that may affect timing and status of our clinical trials and operations, whether preliminary results from a clinical trial will be predictive of the final results of that trial or whether results of early clinical trials or preclinical studies will be indicative of the results of later clinical trials, whether business development opportunities to expand the Company’s pipeline of drug candidates, including without limitation, through potential acquisitions of, and/or collaborations with, other entities occur, expectations for regulatory approvals, laws and regulations affecting government contracts and funding awards, availability of funding sufficient for the Company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements and other factors discussed in the "Risk Factors" section of filings that the Company makes with the Securities and Exchange Commission. Any change to our ongoing trials could cause delays, affect our future expenses, and add uncertainty to our commercialization efforts, as well as to affect the likelihood of the successful completion of clinical development of ivonescimab. Accordingly, the audience should not place undue reliance on forward-looking statements or information. In addition, any forward-looking statements included in this presentation represent the Company’s views only as of the date of this presentation and should not be relied upon as representing the Company’s views as of any subsequent date. The Company specifically disclaims any obligation to update any forward-looking statements included in this presentation. Summit Confidential & Proprietary Information Do Not Copy or Distribute Presentation Summit Therapeutics Q1 2025 Earnings Call - May 2025 2

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA). Data generated and analyzed by Akeso. z Summit Confidential & Proprietary Information Do Not Copy or Distribute Presentation Summit Therapeutics Q1 2025 Earnings Call - May 2025 3 1 Q1 2025 Highlights Enrollment completed Oct 2024, topline data expected mid-2025 Initial enrollment begun and activation of additional sites ongoing Enrollment and activation of additional sites ongoing Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA). ISTs have begun enrolling ISTs Two studies are open and enrolling: cSCC and GBM MD Anderson Collab Pfizer Collaboration Clinical trials expected to start later this year ISTs: Investigator Sponsored Trials; HA: Health Authority; cSCC: Cutaneous Squamous Cell Carcinoma; GBM: Glioblastoma Ivonescimab Collaborations Progressing & Expanding: Ivonescimab + chemo achieved stat sig superiority in PFS vs. PD-1 plus chemo in 1L Squamous NSCLC Ivonescimab monotherapy approved in China in 1L NSCLC PD-L1+; OS HR 0.777 at early HA-requested interim analysis

Ivonescimab Pipeline

Akesobio

Conducted in China
Fully Sponsored and Managed by Akeso

Phase III

2L+ EGFRm NSCLC:	HARMONi-A
1L NSCLC:	HARMONi-2
1L NSCLC:	HARMONi-6
2L+ NSCLC:	HARMONi-8A
1L R/M HNSCC:	HARMONi-HN1
1L Biliary Tract:	HARMONi-GI1
1L Pancreatic:	HARMONi-GI2
1L TNBC:	HARMONi-BC1

Phase I-II

NSCLC	Ovarian	G/GEJ
SCLC	Hepatocellular	Colorectal

Summit therapeutics

Planned and Ongoing Studies
*Sponsored by Summit Therapeutics**

Phase III

2L+ EGFRm NSCLC:	HARMONi
1L NSCLC:	HARMONi-3
1L NSCLC:	HARMONi-7

Expanding CDP

Further Announcements in 2025
Not shown in image

Investigator Sponsored Trials

30+ Approved ISTs, 2 now enrolling
Not shown in image

M.D. Anderson Collaboration

2 trials now enrolling in cSCC, GBM
Not shown in image

Pfizer Collaboration



*ISTs, M.D. Anderson collaboration trials, Pfizer collaboration trials not sponsored by Summit. Akeso Phase III clinical trials from Akeso's 2024 First Half Interim Results (prnewswire.com; akesobio.com) and/or clinicaltrials.gov. Abbreviations: ISTs, Investigator sponsored trials; NSCLC, non small cell lung cancer; GI, gastrointestinal; G/GEJ, Gastric / Gastroesophageal Junction; SCLC, small cell lung cancer; HNSCC, Head and neck squamous cell carcinoma; CDP, clinical development plan.

4
Summit Confidential & Proprietary Information – Do Not Copy or Distribute Presentation
Summit Therapeutics Q1 2025 Earnings Call – May 2025

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA)

Ivonescimab Catalysts in 2025

Summit therapeutics Global

Akesobio China

Mid-2025

HARMONi (Summit)

Ivonescimab + Chemo vs. Chemo in 2L+ EGFRm NSCLC

Ivo's first global Phase III trial results expected mid-2025[1]

HARMONi-2 (Akesobio)

Ivonescimab vs. Pembrolizumab in 1L PD-L1+ NSCLC

Ivo monotherapy: clinically meaningful early OS trend vs. pembro monotherapy

(OS HR = 0.777 at 39% maturity based on health authority-requested interim analysis)[2]

HARMONi-6 (Akesobio)

Ivonescimab + Chemo vs. Tislelizumab + Chemo in 1L NSCLC

Ivo + chemo achieved statistically & clinically meaningful PFS benefit over PD-1 + chemo

(tislelizumab + chemo)[3]

5
Summit Confidential & Proprietary Information
Do Not Copy or Distribute Presentation
Summit Therapeutics Q1 2025 Earnings Call – May 2025

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA).

References: 1. Summit Therapeutics Inc JPM presentation on January 13, 2025. 2. Summit Therapeutics Inc press release on April 25, 2025. 3. Summit Therapeutics Inc press release on April 23, 2025.

HARMONi-3
Summit Sponsored Study

Ivonescimab + Chemo vs. Pembrolizumab + Chemo

Randomized, Double-blind, Phase III Study
1L NSCLC: PD-L1 All-Comers*
NCT05899608

Key Inclusion

- 1L squamous or non-squamous metastatic NSCLC
- Regardless of PD-L1 expression
- No activating genomic alterations


Non-Squamous OR Squamous
Maintenance
Randomization
1:1
n = ~1080
Ivonescimab + Carboplatin + Pemetrexed Q3W x 4 cycles
Ivonescimab + Carboplatin + Paclitaxel (or nab-paclitaxel) + Q3W x 4 cycles
Non-Squamous: Ivonescimab + Pemetrexed
Squamous: Ivonescimab
Pembrolizumab + Carboplatin + Pemetrexed, Q3W x 4 cycles
Pembrolizumab + Carboplatin + Paclitaxel (or nab-paclitaxel) Q3W x 4 cycles
Non-Squamous: Pembrolizumab + Pemetrexed
Squamous: Pembrolizumab
Treatment Until:
• Intolerable toxicity,
• Disease progression,
• 24 months of treatment
Safety and Survival Follow-up

Stratification Factors Include Histology

Squamous vs. Non-Squamous

Study Endpoints

Primary
- OS, PFS by Investigator

Secondary
- ORR, DCR, DOR, safety and tolerability
- PFS by BICR*

Abbreviations: NSCLC, non-small cell lung cancer; PD-L1, programmed cell death-ligand; Q3W, every three weeks; PFS, progression free survival; OS, overall survival; ORR, overall response rate; DCR, disease control rate; DOR, duration of response; BICR, blinded independent central review; 1L, first-line.

Summit Confidential & Proprietary Information
Do Not Copy or Distribute Presentation
6
Summit Therapeutics Q1 2025 Earnings Call – May 2025

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA).

* PFS by BICR is a sensitivity analysis

HARMONi-7

Summit Sponsored Study

Monotherapy Ivonescimab vs. Pembrolizumab

Randomized, Double-blind, Phase III Study
1L NSCLC with PD-L1 High Expression

NCT06767514[1]

Key Inclusion

- 1L squamous or non-squamous metastatic NSCLC
- PD-L1 high expression
- No activating genomic alterations

Randomization 1:1

(N=780)

Ivonescimab
20 mg/kg Q3W

Pembrolizumab
200 mg Q3W

Treatment Until

- Intolerable toxicity,
- Disease progression,
- 24 months of treatment

Safety and Survival Follow-up

Stratification Factors Include Histology

Squamous vs. Non-Squamous

Study Endpoints

Primary endpoints: PFS, OS

Secondary endpoints: ORR, safety and tolerability

Abbreviations: NSCLC, non-small cell lung cancer; PD-L1, programmed cell death-ligand 1; Q3W, every three weeks; PFS, progression free survival; OS, overall survival; ORR, overall response rate; 1L, first-line

7

Summit Confidential & Proprietary Information
Do Not Copy or Distribute Presentation

Summit Therapeutics Q1 2025 Earnings Call – May 2025

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA).

Summit therapeutics

1. HARMONI-7. ClinicalTrials.gov identifier: NCT06767514 Updated Jan 10, 2025, Accessed on Jan. 10, 2025 Study Details | Clinical Study of Ivonescimab for First-line Treatment of Metastatic NSCLC Patients With High PD-L1 | ClinicalTrials.gov

Ivonescimab Opportunity
Goes *Beyond* Checkpoint Inhibitors (CPI)



Glioblastoma
Cutaneous Squamous Cell Carcinoma
Nasopharyngeal Carcinoma
Basal Cell Carcinoma
Merkel Cell Carcinoma
Classic Hodgkin Lymphoma
Head & Neck Squamous Cell Cancer
Esophageal Cancer
Thyroid Cancer
Primary Mediastinal Large B-Cell Lymphoma
Malignant Pleural Mesothelioma
Small Cell Lung Cancer
Triple-Negative Breast Cancer
Non-Small Cell Lung Cancer
Gastroesophageal Junction Cancer
Renal Cell Carcinoma
Biliary Tract Carcinoma
Gastric Cancer
Pancreatic Cancer
Melanoma
Hepatocellular Carcinoma
Gastrointestinal Stromal Tumor
Primary Peritoneal Cancer
MSI-H or dMMR Colorectal Cancer
MSS or pMMR Colorectal Cancer
Ovarian Cancer
Urothelial Carcinoma
Endometrial Carcinoma
Fallopian Tube
MSI-H or dMMR Endometrial Carcinoma
Cervical Cancer
Soft Tissue Sarcoma

$90B+ 2028 Estimated *CPI* TAM[2]

$20B+ NSCLC *CPI* TAM[2,3]

50+ Approved Indications for PD-(L)1 & VEGF Therapies[1]

- Approved Anti-VEGF Therapies
- Approved Anti PD-(L)1 Therapies
- Approved Anti PD-(L)1 & Anti-VEGF Therapies

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China's National Medical Products Administration (NMPA).

1. Data from cancer.gov updated 2024 2. IQVIA MIDAS Disease, Dec 2023; IQVIA Institute Apr 2024. 3. TD Cowen; Investors Guide to Immuno-Oncology; Sept 6, 2023; Abbreviations: PD-(L)1, programmed cell death-(ligand) 1; PD-1, programmed cell death protein 1; VEGF, vascular endothelial growth factor; TAM, Total Addressable Market; Ph, phase; Ivo, ivonescimab.; CPI, checkpoint inhibitor

8
Summit Confidential & Proprietary Information
Do Not Copy or Distribute Presentation
Summit Therapeutics Q1 2025 Earnings Call
May 2025
Summit therapeutics

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA). Summit Confidential & Proprietary Information Do Not Copy or Distribute Presentation Summit Therapeutics Q1 2025 Earnings Call – May 2025 9 Financial Summary As of March 31, 2025 Cash & Investments : ~$361 Million Current Debt: $0 Common Shares Outstanding: ~742 Million

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA). Summit Confidential & Proprietary Information Do Not Copy or Distribute Presentation Summit Therapeutics Q1 2025 Earnings Call – May 2025 10 (1) Excludes stock-based compensation Refer to the next slides for reconciliations between Generally Accepted Accounting Principles (GAAP) and Non-GAAP financial measures. Financial Summary Q1’25 vs. Q4’24 (1) Excludes stock-based compensation

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA). Summit Confidential & Proprietary Information Do Not Copy or Distribute Presentation Summit Therapeutics Q1 2025 Earnings Call – May 2025 11 Schedule Reconciling Selected Non-GAAP Financial Measures Note 1: Stock-based compensation is a non-cash charge and costs calculated for this expense can vary year-over-year depending on the stock price of awards on the date of grant as well as the timing of compensation award arrangements.

Ivonescimab is an investigational therapy not presently approved by any regulatory authority other than China’s National Medical Products Administration (NMPA). Summit Confidential & Proprietary Information Do Not Copy or Distribute Presentation Summit Therapeutics Q1 2025 Earnings Call – May 2025 12 Schedule Reconciling Selected Non-GAAP Financial Measures Note 1: Stock-based compensation is a non-cash charge and costs calculated for this expense can vary year-over-year depending on the stock price of awards on the date of grant as well as the timing of compensation award arrangements.

Summit Therapeutics Q1 2025 Earnings Call May 1, 2025 4:30pm ET